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                                                                          Page 1


                                                                    Exhibit 99.6

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                      $ 2,680,593,719.10
Beginning of the Month Finance Charge Receivables:                 $   126,557,096.55
Beginning of the Month Discounted Receivables:                     $             0.00
Beginning of the Month Total Receivables:                          $ 2,807,150,815.65


Removed Principal Receivables:                                     $             0.00
Removed Finance Charge Receivables:                                $             0.00
Removed Total Receivables:                                         $             0.00


Additional Principal Receivables:                                  $             0.00
Additional Finance Charge Receivables:                             $             0.00
Additional Total Receivables:                                      $             0.00


Discounted Receivables Generated this Period:                      $             0.00


End of the Month Principal Receivables:                            $ 2,683,054,722.71
End of the Month Finance Charge Receivables:                       $   124,500,103.29
End of the Month Discounted Receivables:                           $             0.00
End of the Month Total Receivables:                                $ 2,807,554,826.00


Special Funding Account Balance                                    $             0.00
Aggregate Invested Amount (all Master Trust Series)                $ 2,300,000,000.00
End of the Month Transferor Amount                                 $   383,054,722.71
End of the Month Transferor Percentage                                          14.28%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                        RECEIVABLES


       30-59 Days Delinquent                                       $    55,183,955.21
       60-89 Days Delinquent                                       $    37,347,640.13
       90+ Days Delinquent                                         $    79,589,652.66

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                                                                          Page 2

       Total 30+ Days Delinquent                             $  172,121,248.00
       Delinquent Percentage                                              6.13%

Defaulted Accounts During the Month                          $   25,413,584.81
Annualized Default Percentage                                            11.38%

Principal Collections                                           346,833,893.54
Principal Payment Rate                                                   12.94%

Total Payment Rate                                                       13.91%


INVESTED AMOUNTS

       Class A Initial Invested Amount                       $  369,000,000.00
       Class B Initial Invested Amount                       $   38,250,000.00
       Class C Initial Invested Amount                       $   42,750,000.00

INITIAL INVESTED AMOUNT                                      $  450,000,000.00

       Class A Invested Amount                               $  369,000,000.00
       Class B Invested Amount                               $   38,250,000.00
       Class C Invested Amount                               $   42,750,000.00

INVESTED AMOUNT                                              $  450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           16.79%
PRINCIPAL ALLOCATION PERCENTAGE                                          16.79%

MONTHLY SERVICING FEE                                        $      562,500.00

INVESTOR DEFAULT AMOUNT                                      $    4,266,254.72


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              82.00%

       Class A Finance Charge Collections                    $    6,465,046.38
       Other Amounts                                         $            0.00

TOTAL CLASS A AVAILABLE FUNDS                                $    6,465,046.38
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                                                                          Page 3

       Class A Monthly Interest                                           $  2,120,186.88
       Class A Servicing Fee                                              $    461,250.00
       Class A Investor Default Amount                                    $  3,498,328.87

TOTAL CLASS A EXCESS SPREAD                                               $    385,280.63


REQUIRED AMOUNT                                                           $          0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                          8.50%

       Class B Finance Charge Collections                                 $    670,157.25
       Other Amounts                                                      $          0.00

TOTAL CLASS B AVAILABLE FUNDS                                             $    670,157.25

       Class B Monthly Interest                                           $    227,186.41
       Class B Servicing Fee                                              $     47,812.50

TOTAL CLASS B EXCESS SPREAD                                               $    395,158.34
CLASS B INVESTOR DEFAULT AMOUNT                                                362,631.65
CLASS B REQUIRED AMOUNT                                                        362,631.65


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                       $  1,476,000.75


       Excess Spread Applied to Class A Required Amount                   $          0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                        $          0.00

       Excess Spread Applied to Class B
       Required Amount                                                    $    362,631.65

       Excess Spread Applied to Reductions of                             $          0.00
       Class B Invested Amount

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                                                                          Page 4

       Excess Spread Applied to Class C Required Amount            $  682,216.23

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                     $        0.00

       Excess Spread Applied to Monthly Cash                       $   93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                    $        0.00
       Account

       Excess Spread Applied to Spread Account                     $  337,402.87

       Excess Spread Applied to Reserve Account                    $        0.00

       Excess Spread Applied to other amounts owed                 $        0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                    $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                        $        0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                  $        0.00


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                     $        0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                     $        0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                $        0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                     $        0.00
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                                                                          Page 5

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                             $          0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                           $          0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                             $          0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                       $          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                      $          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                           $          0.00



YIELD AND BASE RATE --

       Base Rate (Current Month)                                                    8.77%
       Base Rate (Prior Month)                                                      8.38%
       Base Rate (Two Months Ago)                                                   8.25%

THREE MONTH AVERAGE BASE RATE                                                       8.47%

       Portfolio Yield (Current Month)                                              9.65%
       Portfolio Yield (Prior Month)                                               11.87%
       Portfolio Yield (Two Months Ago)                                            14.40%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                11.97%



PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                              $ 58,224,046.22

INVESTOR DEFAULT AMOUNT                                                  $  4,266,254.72

REALLOCATED PRINCIPAL COLLECTIONS

                 Allocable to Class C Interests                          $          0.00

                 Allocable to Class B Certificates                       $          0.00

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                                                                          Page 6

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $          0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                         $          0.00
       Deficit Controlled Amortization Amount                 $          0.00

CONTROLLED DEPOSIT AMOUNT                                     $          0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                         $          0.00
       Deficit Controlled Accumulation Amount                 $          0.00

CONTROLLED DEPOSIT AMOUNT                                     $          0.00


EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $ 62,490,300.94
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $          0.00

CLASS B INVESTOR CHARGE OFFS                                  $          0.00

CLASS C INVESTOR CHARGE OFFS                                  $          0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $          0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                       $          0.00

CASH COLLATERAL ACCOUNT --



       Required Cash Collateral Amount                        $ 13,500,000.00
       Available Cash Collateral Amount                       $ 13,500,000.00
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                                                                          Page 7

TOTAL DRAW AMOUNT                           $  0.00
CASH COLLATERAL ACCOUNT SURPLUS             $  0.00


                                      First USA Bank, National Association
                                      as Servicer


                                      By:   /s/ Tracie Klein
                                          ------------------------------
                                                Tracie H. Klein
                                                First Vice President